O'Reilly Automotive, Inc.









                                                                  March 26, 2003

Dear Shareholder:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of O'Reilly Automotive, Inc. to be held at the University Plaza Convention Center, Arizona Room, 333 John Q. Hammons Parkway, Springfield, Missouri on Tuesday, May 6, 2003, at 10:00 a.m. local time.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     In order to assist us in preparing for the Annual Meeting, please let us know if you plan to attend by contacting Tricia Headley, our Corporate Secretary, at 233 South Patterson, Springfield, Missouri 65802, (417) 874-7161.

     We look forward to seeing you at the Annual Meeting.



 David E. O'Reilly                               Larry P. O'Reilly
 Co-Chairman of the Board and                    Co-Chairman of the Board
 Chief Executive Officer

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held on May 6, 2003

Springfield, Missouri
March 26, 2003

To the Shareholders of O'Reilly Automotive, Inc.:

     The Annual Meeting of Shareholders of O'Reilly Automotive, Inc. (the "Company"), will be held on Tuesday, May 6, 2003, at 10:00 a.m., local time, at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, for the following purposes:

(1) To elect one Class I Director to the Company's Board of Directors, to serve for three years; and

(2) To consider and act upon a proposal to approve the O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan; and

(3) To consider and act upon a proposal to approve the O'Reilly Automotive, Inc. 2003 Director Stock Option Plan; and

(4) To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2003; and

(5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 28, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the principal office of the Company at 233 South Patterson, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for 10 days prior to the date thereof. The list will also be available for examination throughout the conduct of the meeting.

     A copy of the Company's Annual Shareholders' Report for fiscal year 2002 accompanies this notice. By Order of the Board of Directors


                                                          TRICIA HEADLEY
                                                          Secretary

--------------------------------------------------------------------------------
                                    IMPORTANT

Please VOTE by proxy card, telephone or Internet whether or not you intend to attend the meeting.

--------------------------------------------------------------------------------

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802


                                 PROXY STATEMENT


     The enclosed proxy is solicited by the Board of Directors of O'Reilly Automotive, Inc. (the "Company"), for use at the Annual Meeting of the Company's shareholders to be held at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, on Tuesday, May 6, 2003, at 10:00 a.m., local time, and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope or vote via telephone or Internet using the instructions on the proxy and the shares represented thereby will be voted in accordance with your wishes. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 26, 2003.


                              REVOCABILITY OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

     Shareholders of record at the close of business on February 28, 2003, will be entitled to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

     All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholders' directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:

(1) FOR the election of Charles H. O'Reilly Jr., named herein as nominee for Class I Director of the Company, to hold office until the annual meeting of the Company's shareholders in 2006 and until his successor has been duly elected and qualified; and

(2)  FOR  the  approval  of  the  2003   Employee   Stock   Option   Plan;   and

(3)  FOR the approval of the 2003 Director Stock Option Plan; and

(4) FOR the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003; and

(5) According to their judgement on the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The nominee has not indicated that he would be unable or unwilling to serve as a Director. However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

                       VOTING SECURITIES AND VOTING RIGHTS

     On February 28, 2003, there were 53,368,259 shares of Common Stock outstanding, which constitute all of the outstanding shares of the voting capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting, including the election of Directors.

     A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each person nominated for Director. Shares present at the meeting but which abstain or are represented by proxies that are marked "WITHHOLD AUTHORITY'' with respect to the election of any person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of directors. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of directors, and therefore will have no effect.

     The vote required for the other proposals described in this Proxy Statement and for any other matter properly brought before the meeting will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal unless Missouri law or the Company's Restated Articles of Incorporation or By-laws require a greater vote. Shares present at the meeting that abstain (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of February 28, 2003, with respect to each person (other than management) known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.


 Name and Address of                    Amount and Nature of           Percent
  Beneficial Owner                      Beneficial Ownership           Of Class
---------------------                  ----------------------         ----------
Wasatch Advisors, Inc.                      5,854,204 (1)                11.0%
150 Social Hall Avenue
Salt Lake City, UT 84111

T. Rowe Price Associates, Inc.              4,842,600 (2)                 9.0%
100 E. Pratt Street
Baltimore, Maryland  21202

________

(1) As reflected on such beneficial owner's Schedule 13G dated January 10, 2003, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. Wasatch claimed sole voting power of 5,854,204, no shared voting power, sole dispositive power of 5,854,204 shares and no shared dispositive power.

(2) As reflected on such beneficial owner's Schedule 13G dated February 14, 2003, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. These securities are owned by various individual and institutional investors, to whom T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Of the 4,842,600 shares reported, Price Associates claimed sole voting power of 684,900 shares, no shared voting power, sole dispositive power of 4,842,600 shares and no shared dispositive power.

                        SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth, as of February 28, 2003, the beneficial ownership of each current Director (including the nominee for Director), each of the executive officers named in the Summary Compensation Table set forth herein, and the executive officers and Directors as a group, of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.





                                                 Amount and Nature of          Percent
Name                                            Beneficial Ownership (a)       of Class
------                                         -------------------------      ----------

Charles H. "Chub" O'Reilly, Sr. (b)                       86,475                     *

Charles H. O'Reilly, Jr. (c)                           1,188,558                   2.2%

David E. O'Reilly (d)                                  2,632,979                   4.9%

Lawrence P. O'Reilly (e)                               1,530,818                   2.9%

Rosalie O'Reilly-Wooten (f)                            1,501,584                   2.8%

Ted F. Wise (g)                                          233,821                     *

Greg Henslee (h)                                          62,302                     *

Jay D. Burchfield (i)                                     34,000                     *

Joe C. Greene (j)                                         38,400                     *

Paul Lederer (k)                                          37,500                     *

James R. Batten (l)                                       22,387                     *

All Directors and executive officers as a group
   (11 persons) (m)                                    7,368,824                  13.8%

________

*less than 1%


(a) With respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of February 28, 2003 (such options being referred to hereinafter as "currently exercisable options").

(b)  The stated number of shares includes 71,000 shares held through the Charles
     H. O'Reilly, Sr. Rev. Trust, 4,969 shares held in the O'Reilly Automotive Employee Stock Purchase Plan with UMB Bank, N.A. as trustee, 3,000 shares held by Mr. O'Reilly's wife and 7,506 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee.

(c) The stated number of shares includes 708,968 shares held through the Charles H. O'Reilly, Jr. Rev. Trust, 15,000 shares subject to currently exercisable options and 464,590 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children.

(d)  The stated number of shares includes  616,554 shares held through the David
     E. O'Reilly Rev. Trust, 1,908,174 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 3,251 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 105,000 shares subject to currently exercisable options.

(e) The stated number of shares includes 895,353 shares held through the Lawrence P. O'Reilly Rev. Trust, 495,460 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 5,005 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 135,000 shares subject to currently exercisable options.

(f) The stated number of shares includes 827,690 shares held through the Rosalie O'Reilly-Wooten Rev. Trust, 655,797 shares controlled by Ms. Wooten as trustee of a trust for the benefit of her children, 15,000 shares subject to currently exercisable options and 3,097 shares held in the O'Reilly Automotive Savings Plus Plan with SunTrust Bank as trustee.

(g) The stated number of shares includes 104,726 shares held through a revocable trust of which Ted Wise, as the sole trustee, has sole voting and investing power, 4,095 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee, 45,000 shares subject to currently exercisable options and 80,000 shares held of record by a revocable trust of which Mr. Wise's wife, as the sole trustee, has sole voting and investment power.

(h) The stated number of shares includes 9,910 shares jointly owned by Mr. Henslee and his wife, 1,810 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 3,082 shares held in the O'Reilly Automotive Stock Purchase Plan with UMB Bank, N.A. as trustee and 47,500 shares subject to currently exercisable options.

                                       3

(i) The stated number of shares includes 4,000 shares directly owned by Mr. Jay Burchfield and 30,000 shares subject to currently exercisable options.

(j) The stated number of shares includes 8,000 shares directly owned by Mr. Joe Greene, 400 shares owned by Mr. Greene's spouse and 30,000 shares subject to currently exercisable options.

(k) The stated number of shares includes 17,500 shares directly owned by Mr. Paul Lederer and 20,000 shares subject to currently exercisable options.

(l) The stated number of shares includes 579 shares owned by Mr. Batten, 2,821 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 237 shares awarded by the Company's Performance Incentive Plan and 18,750 shares subject to currently exercisable options.

(m) Includes currently exercisable options to purchase a total of 431,250 shares held by the Company's Directors and executive officers as a group.


                     PROPOSAL 1-ELECTION OF CLASS I DIRECTOR

Information About The Nominee And Directors Continuing in Office

     The Company's Amended and Restated By-laws and Restated Articles of Incorporation, currently provide for three classes of Directors, each class serving for a three-year term expiring one year after expiration of the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class II and Class III Directors expire in 2004 and 2005, respectively. The Board of Directors has nominated Charles H. O'Reilly, Jr., who is a current Class I Director, for a term expiring at the Company's annual shareholders meeting in 2006.

     The following table lists the principal occupation for at least the last five years of the nominee and the present Directors continuing in office, his or her present positions and offices with the Company, the year in which he or she first was elected or appointed a Director (each serving continuously since first elected or appointed unless otherwise stated), his or her age and his or her directorships in any company with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940 (as specifically noted). Charles H. O'Reilly, Sr. is the father of Charles H. O'Reilly, Jr., Rosalie O'Reilly-Wooten, Lawrence P. O'Reilly and David E. O'Reilly.

                                                                                                         Service as
                                                                                                          Director
Name                           Age          Principal Occupation                                           Since
-----                         -----        ----------------------                                        ----------
                                           Nominee for Director Class I
                           (To Be Elected to Serve a Three-Year Term Expiring in 2006)

Charles H. O'Reilly, Jr.        63    Vice-Chairman of the Board since August 1999.  Retired from active    1966
                                      company  management,  February,  2002.  Chairman of the Board from
                                      March 1993 to August 1999;  President and Chief Executive  Officer
                                      of the Company from 1975 to March 1993.

                                       4

                                     Directors Continuing in Office Class II
                                             (Terms Expiring in 2004)

Lawrence P. O'Reilly            56    Co-Chairman  of the  Board  since  August  1999;   retired   from     1969
                                      active Company management, February, 2003; Chief Operating Officer from  March  1993 to February 2003;  President  from March 1993 to
                                      August 1999; Vice President of the Company from 1975 to March 1993.

Rosalie O'Reilly-Wooten         61    Retired   from  active   Company   management,   February,   2002.    1980
                                      Executive  Vice  President  of the  Company  from  March  1993  to
                                      February 2002.

Joe C. Greene                   67    Attorney-At-Law  at Husch & Eppenberger,  LLC, managing partner of    1993
                                      the  Springfield,  Missouri firm of Greene & Curtis, LLP,from 1975
                                      to  2002,    Director  of  Bass  Pro,  Inc.,  Director  of  Ozarks
                                      Coca-Cola  Bottling Co., Chairman of Missouri Sports Hall of Fame,
                                      Executive  Secretary of Missouri Golf  Association and Director of
                                      Commerce Bank, N.A. in Springfield,  Missouri; Mr. Greene has been engaged in the private practice of law for more than 40 years.

                                     Directors Continuing in Office Class III
                                             (Terms Expiring in 2005)
David E. O'Reilly               53    Co-Chairman  of the  Board  since  August  1999;  Chief  Executive    1972
                                      Officer  since  March  1993;  President  from March 1993 to August
                                      1999; Vice-President of the Company from 1975 to March 1993.

Jay D. Burchfield               56    President  of Oklahoma  City  Bakery,  Inc.  since  January  1999;    1997
                                      Chairman of the Board and Director of Trust  Company of the Ozarks
                                      since  April  1998;  Director  of Quest  Capital  Alliance,  since
                                      January  2002;  Director of The Primary Care Network since January
                                      1998;  Chairman of the Board and  Director of City  Bancorp  since
                                      January 1997;  Chairman of the Board and CEO of Boatmen's National
                                      Bank of Oklahoma  from  January  1996 to January  1997;  Chairman,
                                      President  and CEO of  Boatmens'  Bank of Southern  Missouri  from
                                      April 1987 to January 1996.  Mr.  Burchfield's  career has spanned more than 25 years in the banking industry.

                                        5


Paul R. Lederer                 63    Retired  October  1998;  Executive  Vice  President  of  Worldwide    2001
                                      Aftermarket of Federal-Mogul  Corporation February 1998 to October
                                      1998;  President  and Chief  Operating  Officer  of  Fel-Pro  from
                                      November  1994  to  February   1998,   when  it  was  acquired  by
                                      Federal-Mogul  Corporation;  presently a Director of the following companies:  R & B, Inc.,  Icarz.com and Trans-Pro,  Inc. Serves as
                                      a  member  of the  advisory  boards  of the  following  companies:
                                      Richco,  Inc. and The Wine Discount  Center.  Mr. Lederer had been a  Director  of the  Company  from April 1993 to July 1997 and was appointed again as a Director in 2001.

The Board of Directors recommends a vote "FOR" the Class I nominee.

Information Concerning Board of Directors

     During fiscal year 2002, four meetings of the Board of Directors were held. During such year, each Director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has served as a Director, with the exception of Charles H. O'Reilly, Sr., who attended 50% of the aggregate of such meetings, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period for which he or she served.

     The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors expects to create a Corporate Governance/Nominating Committee for 2003.

     The Audit Committee currently consists of Messrs. Burchfield, Greene and Lederer, each of whom are "independent" pursuant to the standards imposed by the Nasdaq Stock Market. The Audit Committee recommends the engagement of independent accountants, confers with the external auditors regarding the adequacy of our financial controls and fiscal policy, and directs changes to financial policies or procedures as suggested by the auditors. The Audit Committee functions pursuant to a written charter, a copy of which was attached as an appendix to the Company's 2001 proxy statement. During fiscal year 2002, two formal Audit Committee meetings were held.

     The Compensation Committee consists of Messrs. Burchfield, Greene and Lederer. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the establishment and administration of the policies which govern the annual compensation of the Company's executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. During fiscal year 2002, one Compensation Committee meeting was held.

Compensation of Directors

     The Company pays an annual fee of $10,000 to Directors who are not employees of the Company. In addition, the Company pays non-employee Directors $500 for each Board of Directors meeting or committee meeting attended. The Company also reimburses Directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Directors' fees of $36,000 were paid during 2002.

     The Company also maintains a Directors' Stock Option Plan, providing for an automatic annual grant (on April 22 or the first business day thereafter) to each director who is not an employee of the Company of a non-qualified stock option to purchase 10,000 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Director stock options expire immediately upon the date on which the optionee ceases to be a director for any reason or seven years after the date on which the option is granted, whichever first occurs. Each of the Company's three non-employee directors in 2002 were granted options during the year to purchase 10,000 shares of Common Stock under the Company's Directors' Stock Option Plan at an exercise price of $29.02 per share.

                             EXECUTIVE COMPENSATION

     The following information is given for the fiscal years ended December 31, 2002, 2001 and 2000, concerning annual and long-term compensation for services rendered to the Company and its subsidiaries for the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (other than the Chief Executive Officer) during fiscal year 2002.


                                            Summary Compensation Table


                                                                      Long Term Compensation
                                  Annual Compensation                           Awards
                           -----------------------------------       -------------------------
                                                                     Restricted
                                                                     Stock       Securities     All Other
     Name and                       Salary     Bonus    Other        Awards      Underlying     Compen-
Principal Position         Year      ($)(a)     ($)     ($)(b)       ($)(c)      Options(#)(d)  sation($)(e)
------------------         ----    --------   ------    ------      -----------  -------------  ------------
David E. O'Reilly          2002     350,000   350,000      -             -            -            16,987
   Co-Chairman of the      2001     330,000   330,000      -             -        30,000            4,835
   Board and Chief         2000     312,000   312,000      -             -            -            13,107
   Executive Officer

Lawrence P. O'Reilly       2002     210,000   210,000      -             -            -            12,095
   Co-Chairman of the      2001     264,000   264,000      -             -        25,000            4,929
   Board and Chief         2000     275,000   275,000      -             -            -            12,945
   Operating Officer

Ted F. Wise                2002     264,000   131,000       -            -            -            11,219
   Co-President            2001     247,500   122,500       -            -        30,000            5,833
                           2000     235,000   115,000       -            -            -            13,002

Greg Henslee               2002     247,000   123,000       -            -            -             6,957
   Co-President            2001     207,500   102,500       -            -        30,000            6,044
                           2000     167,500    82,500   20,007        9,992           -            15,727

James R. Batten            2002     134,800    35,200   23,468       11,732           -             5,805
  Vice-President of        2001     128,000    32,000       -            -        25,000            4,098
  Finance and Chief        2000     120,000    30,000   13,334        6,666           -             5,074
  Financial Officer

________

(a) Includes portion of salary deferred at named executive's election under the Company' Profit Sharing and Savings Plan.

(b)  Cash awarded under the Company's Performance Incentive Plan ("PIP").


(c) Shares awarded to Mr. Henslee under the Company's PIP include 778 shares in fiscal year 2000, having a per share fair market value of $12.84375 on the day awarded, for an aggregate value of $9,992. As of December 31, 2002, all such shares had been released to Mr. Henslee and reflected as shares owned by Mr. Henslee under the Security Ownership of Management table. Shares awarded to Mr. Batten under PIP include (i) 356 shares in fiscal year 2002, having a per share fair market value of $32.955 on the day awarded, for an aggregate value of $11,732 and (ii) 519 shares in fiscal year 2000, having a per share fair market value of $12.84375 on the day awarded, for an aggregate value of $6,666. As of December 31, 2002, Mr. Batten owned in the aggregate, 237 number of such shares having an aggregate value of $5,994. All shares awarded under the PIP vest in equal installments over a three year period commencing on the first anniversary of the award and are based on the achievement of certain performance goals for the year preceding the year in which the awards are made. No dividends are paid on shares of restricted stock.

(d) See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" tables for additional information with respect to these options.

(e) "All Other Compensation" for the year ended December 31, 2002, includes (i) Company contributions of $16,711, $11,579, $10,943, $6,837 and $5,685 to
     its Profit Sharing and Savings Plan made on behalf of David E. O'Reilly, Lawrence P. O'Reilly, Ted F. Wise, Greg Henslee and James R. Batten, respectively, and (ii) the benefits inuring to David E. O'Reilly ($276), Lawrence P. O'Reilly ($516), Ted F. Wise ($276), Greg Henslee ($120) and James R. Batten ($120) from the Company's payment of certain life and health insurance premiums, vehicle expenses, memberships and services.


Information as to Stock Options

     No Stock Options to purchase Common Stock were granted during the 2002 fiscal year to any of the named executive officers.


                                            Aggregated Option Exercises in Last Fiscal Year
                                                   and Fiscal Year-End Option Values



                                                                                                Value
                                                                        Number of             of Unexercised
                                                                       Unexercised            In-The-Money
                               Number of                                 Options                Options at
                              Securities                               At FY-End(#)           FY-End ($)(1)
                           Underlying Options        Value             Exercisable/            Exercisable/
Name                          Exercised (#)        Realized ($)       Unexercisable           Unexercisable
-----                     -------------------      ------------     ------------------       -----------------
David E.  O'Reilly                  0                      0         105,000 / 35,000         922,406 / 22,269

Charles H. O'Reilly, Jr.            0                      0          15,000 / 0                    0 / 0

Lawrence P. O'Reilly                0                      0         105,000 / 35,000         922,406 / 22,269

Rosalie O'Reilly-Wooten        30,000                532,500          15,000 / 0                    0 / 0

Ted F. Wise                         0                      0          45,000 / 35,000         140,006 / 22,269

Greg Henslee                        0                      0          47,500 / 35,000         237,138 / 22,269

James R. Batten                     0                      0          18,750 / 23,750         110,063 / 0

 ______

(1) Represents the market value of the underlying Common Stock on December 31, 2002, less the aggregate exercise price.


Employment Arrangements with Executive Officers

     The Company entered into written employment agreements effective January 1, 1993, with David E. O'Reilly and Lawrence P. O'Reilly. Such agreements, which are in substantially identical form, provide for each of the foregoing executive officers to be employed by the Company for a minimum period of three years and automatically renew for each calendar year thereafter. As compensation for services rendered to the Company, the agreements provide for each executive officer to receive (i) a base annual salary adjusted annually for increases in the cost of living as reflected by the Consumer Price Index for All Urban Consumers as determined by the United States Department of Labor, Bureau of Labor Statistics, and (ii) a bonus, the amount of which is determined by reference to such criteria as may be established by the Compensation Committee.

     The Company has also entered into written retirement  agreements with David
E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten. Such agreements, as amended and which are in substantially identical form, provide for each of the foregoing executive officers to be employed as a consultant upon retirement, for a period of ten years at a yearly salary of $125,000, adjusted annually three percent for inflation and payable in equal monthly payments. The agreements also provide for each officer to receive medical benefits, death and disability benefits, as well as the use of a car.

     An executive officer's employment may be terminated by the Company for cause (as defined in the agreement) or without cause. If an executive officer's employment is terminated for cause or if an executive officer resigns, such executive officer's salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates an executive officer without cause, all compensation payments will continue through the remainder of the agreement's term. Pursuant to his or her respective agreement, each executive officer has agreed for so long as he or she is receiving payments thereunder to refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in any automotive parts distribution, manufacturing or sales business in the states in which the Company operates without prior written consent of the Company.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries or has been at any time an officer or an employee of the Company or any of it subsidiaries.

     Joe C. Greene, a Director of the Company and member of the Compensation Committee, is a partner of the law firm of Husch & Eppenberger, LLC, and was the Managing Partner of the law firm of Greene & Curtis, LLP, both of which have provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. The Company believes that the terms of the legal services provided by Mr. Greene are no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Compensation Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might be incorporated by reference in future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated into any such filings.

General

     The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for the executive officers of the Company. Additionally, the Compensation Committee establishes policies and guidelines for other benefit programs and administers the award of stock options under the Company's 1993 Employee Stock Option Plan and the 2003 Employee Stock Option Plan. The Compensation Committee is composed of three non-employee members of the Board of Directors.

Policy

     The Compensation Committee's policy with respect to executive compensation is to provide the executive officers of the Company with a total compensation package which is competitive and equitable and which encourages and rewards performance based in part upon the Company's performance in terms of increases in share value. The key components of the Company's compensation package for its executive officers are base salary, annual cash bonuses and long-term, stock-based incentives.

Base Salary

     The minimum annual base salary of each of David E. O'Reilly and Lawrence P. O'Reilly is fixed under their employment agreements with the Company, subject to increases by the Board of Directors (after considering the recommendations of the Compensation Committee). The base salary for each of these executive officers was established prior to the Company's initial public offering in April 1993. The minimum annual base salary, which was set by the Board of Directors (as then constituted) for purposes of the employment agreements with each of the aforementioned executive officers, represented the subjective judgment of the Board as to a fair minimum compensation level, taking into account the then contemplated initial public offering and the potential for additional cash compensation in the form of a bonus for 1993. Any future recommendation by the Compensation Committee for adjustments to the annual base salary of an executive officer will be for the purposes of bringing them in line with base compensation then being paid by the Company's competitors for executive management, based upon the Compensation Committee's review of, among other things, compensation data for comparable companies and positions, and, in the case of executive officers other than the Chief Executive Officer, the Chairman of the Board or the Chief Operating Officer, reflecting increased responsibilities. The Compensation Committee believes that the Company's principal competitors for executive management are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns. Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising the Nasdaq Retail Trade Stock Price Index included in this Proxy Statement. The base salaries of the aforementioned executive officers were increased in 2002 to reflect increases in the Consumer Price Index from 2001 to 2002, increases in responsibilities due to the Company's growth and to align executive compensation with comparable companies and positions.

Bonuses

     The Compensation Committee has established a bonus plan for the Chief Executive Officer, the Chairman of the Board and the Chief Operating Officer of the Company based upon objective criteria. Under this bonus plan, the Chief Executive Officer, the Chairman of the Board and the Chief Operating Officer of the Company each will receive a bonus based upon a percentage of pre-tax earnings (with no minimum level of pre-tax earnings required), exclusive of extraordinary items, earned by the Company, subject to a maximum cash bonus equal to such executive officer's base salary for the year in which such bonus is earned. The bonuses to be awarded to all other officers of the Company are based upon each such officer's contribution, responsibility and performance during the year, and are thus subjective in nature. In formulating its recommendation for the bonuses of such other officers of the Company, the Compensation Committee considers, among other things, the evaluation of the Chief Executive Officer of the Company with regard to the contribution, responsibility and performance of the officer in question and his views on the appropriate compensation level of such executive officer.

Long-Term Incentives

     The only long-term incentive currently offered for senior executives by the Company is stock option awards. Stock options may be awarded to the Chief Executive Officer, the other individual executive officers and upper and middle managers by the Board of Directors, based upon, in the case of the Chief Executive Officer and other individual executive officers, the recommendation of the Compensation Committee.

     It is the stock option program which links rewards to the achievement of long-term corporate performance. In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the receipt, timing or size of option grants. Thus, determinations with respect to the granting of stock options are subjective in nature.

CEO Compensation

     The base salary of Mr. David E. O'Reilly, the Chief Executive Officer of the Company, was established under his employment agreement dated January 1, 1993, and the criterion to be achieved for his bonus was determined by the Compensation Committee in February 2002, based upon a percentage of the pre-tax earnings, exclusive of extraordinary items, earned by the Company in 2001. This cash bonus, in an amount equal to his base salary for 2002, was paid to the Chief Executive Officer in equal monthly installments during 2002. The cash bonus to be paid to the Chief Executive Officer in 2003 will be based upon the same percentage of pre-tax earnings, exclusive of extraordinary items, earned by the Company in 2002, not to exceed the Chief Executive Officer's base salary for 2003.


                                        Respectfully submitted,


                                        THE COMPENSATION COMMITTEE OF THE
                                        BOARD OF DIRECTORS OF
                                        O'REILLY AUTOMOTIVE, INC.


                                        Jay D. Burchfield
                                        Chairman of the Compensation Committee

                                        Joe C. Greene
                                        Member of the Compensation Committee

                                        Paul. R Lederer
                                        Member of the Compensation Committee

Audit Committee Report

In connection with the December 31, 2002 financial statements, the Audit Committee has:

o reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2002; and


o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants; and

o received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the
     Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.




                                        THE AUDIT COMMITTEE OF THE
                                        BOARD OF DIRECTORS OF
                                        O'REILLY AUTOMOTIVE, INC.

                                        Jay D. Burchfield
                                        Chairman of the Audit Committee

                                        Joe C. Greene
                                        Member of the Audit Committee

                                        Paul R. Lederer
                                        Member of the Audit Committee

Transactions with Insiders and Others

     Seventy of the Company's stores are leased from one of two real estate investment partnerships and a limited liability corporation formed by the O'Reilly family. David E. O'Reilly, Lawrence P. O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly-Wooten, their spouses, children and grandchildren each hold a beneficial interest in such partnerships or the limited liability company. Leases with affiliated parties generally provide for payment of a fixed base rent, payment of certain tax, insurance and maintenance expenses, and an original term of six years, subject to one or more renewals at the Company's option. The Company has entered into separate master lease agreements with each of the affiliated real estate investment partnerships and the limited liability company for the occupancy of the stores covered thereby. The master lease agreements with the real estate investment partnerships expired on December 31, 1998, and were renewed through December 2004. The term of the master lease with the limited liability company expires on December 31, 2013. The total aggregate rent payments paid by the Company to the partnerships and the limited liability company was $3,222,000 in fiscal 2002. The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Performance Graph

     Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return of a $100 investment on December 31, 1997, in the Company's Common Stock against the Nasdaq Stock Market Total Return Index and the Nasdaq Retail Trade Stocks Total Return Index, assuming reinvestment of all dividends.





 Measurement Period          O'Reilly            Nasdaq U.S.     Nasdaq Retail
(Fiscal Year Covered)     Automotive, Inc.      Stock Market     Trade Stocks
---------------------     ----------------      ------------     ------------
     12/97                    100                  100              100

     12/98                    180                  141              122

     12/99                    164                  261              107

     12/00                    204                  157               65

     12/01                    278                  125               91

     12/02                    193                   86               77


Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company's review of the copies of such forms furnished to it and written representations with respect to the timely filing of all reports required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2002 with two exceptions. Mr. Greene made a direct purchase of the Company's stock in October 2002 that was not reported until November 2002. Mr. Batten was awarded a stock option in June 2001 that was not reported until February 2003.


             PROPOSAL 2 - APPROVAL OF THE O'REILLY AUTOMOTIVE, INC.
                         2003 EMPLOYEE STOCK OPTION PLAN

     The Company's Board of Directors is submitting for shareholder approval the O'Reilly Automotive, Inc., 2003 Employee Stock Option Plan (the "Employee Plan"), approved and adopted by the Board of Directors on February 13, 2003.

Purposes Of the Employee Plan

     The principal purposes of the Employee Plan are to provide a means whereby certain key employees of the Company may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries and to encourage the key employees to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its shareholders. This plan is replacing the 1993 Employee Stock Option Plan that is to expire in 2003. The features of both plans are the same in all material respects.

Summary Of the Employee Plan

     The principal features of the Employee Plan are summarized below, but the summary is qualified in its entirety by reference to the Employee Plan itself, which is included as Appendix B.

     Shares Available to be Issued under the Employee Plan. Under the Employee Plan, an aggregate of 4,000,000 shares of Common Stock, plus any shares that may be available under the 1993 Employee Stock Option Plan upon its expiration, may be issued upon the exercise of options. Options to purchase no more than 1,000,000 shares of Common Stock may be granted to any one individual during any calendar year. The shares of Common Stock available under the Employee Plan upon exercise of stock options may be either previously authorized and unissued shares or treasury shares. The Employee Plan provides for appropriate adjustments in the number and kind of shares subject to the Employee Plan and to outstanding grants thereunder in the event of a stock split, stock dividend and certain other types of transactions, including restructurings. If any portion of an option expires or is canceled without having been fully exercised under the Employee Plan, the shares that were subject to the unexercised portion of such option will continue to be available for issuance under the Employee Plan.

     Administration. The Employee Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee consists solely of members of the Board who are both "non-employee" directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934 and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee is authorized to determine, consistent with the Employee Plan, the individuals eligible to participate in the Employee Plan, the number, exercise price and other terms and conditions of each award to employees who are eligible under the Employee Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Employee Plan.

     Eligibility; Awards under the Employee Plan. Key employees, are eligible to receive options under the Employee Plan. The Committee is authorized to determine which employees are key employees and to select from among the key employees the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the Employee Plan. Each option grant will be evidenced by an option agreement that specifies the exercise price, the duration of the option, the number of shares to which the option pertains, the vesting schedule, and such other provisions as the Committee may determine. In addition, the option agreement will specify whether the option was intended to be an incentive stock option or a non-qualified stock option. The exercise price must not be less than the market value of a share of the Company's Common Stock on the date of grant. The duration of an option granted under the Employee Plan may not exceed ten years.

     Payment for Shares. The exercise price for all options and the tax required to be withheld upon exercise (a) may be paid in full in cash at the time of exercise, (b) may be paid, with the approval of the Committee, in whole or in part in Common Stock owned by the optionee or issuable to the optionee upon exercise of an option and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased plus the tax required to be withheld, or, (c) may be paid, with the approval of the Committee, pursuant to a cashless exercise procedure. However, in no event will an optionee be allowed to exercise an option with a loan from the Company if it is prohibited by law. The Committee may also authorize a combination of these forms of consideration.

     Amendment and Termination. Generally, the Board of Directors may, at any time amend or terminate the Employee Plan without approval of the participants or the Company's shareholders. However, the Employee Plan requires the Board of Directors to get shareholder approval of an amendment that would (a) materially increase or decrease the benefits accruing to the participants under the Employee Plan, (b) increase or decrease the number of shares that may be issued under the Employee Plan, or (c) materially modify the eligibility requirements. The Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding option consistent with the terms of the Employee Plan. The Committee generally may not, however, amend, alter, suspend, discontinue or terminate any outstanding option without the consent of the holder of the option.

     Unless previously terminated by the Board of Directors, the Employee Plan will remain in effect for ten years following the approval of the Employee Plan by the Company's shareholders, after which no additional options may be granted under the Employee Plan.

     Change in Control. In the event of a dissolution or liquidation of the Company, or a merger or consolidation of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Employee Plan shall terminate on the day before the consummation of the transaction. In this situation, the Committee may accelerate the time in which any options granted under the Employee Plan may be exercised. The Employee Plan will not terminate, however, if the successor entity provides for such options in writing in a manner acceptable to the Committee.

     Miscellaneous. The option agreements generally provide that options may continue to be exercisable for a period of time following the optionee's termination, retirement, death or disability. Options granted under the Employee Plan may not be assigned or transferred by the optionee, (except for transfer to beneficiaries designated in accordance with the individual agreements embodying the awards.)

Certain Federal Income Tax Consequences

     The current federal income tax consequences of the Employee Plan are summarized in the following discussion. This discussion addresses only the general tax principles applicable to the Employee Plan, and is intended for general information only. Alternative minimum tax and other federal taxes, as well as foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Under current federal income tax laws, options under the Employee Plan will have the following federal income tax consequences:

o The grant of an option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

o If a participant exercises an incentive stock option, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the fair market value of the shares of Common Stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant's alternative minimum tax.

o If a participant does not hold the shares of Common Stock acquired upon exercise of an incentive stock option for at least one year after the exercise of the option or two years after the grant of the option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain or loss in an amount equal to the difference, if any, between the sale price and the fair market value of the shares of Common Stock on the date of exercise of the option. The capital gain or loss will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the option and long-term if the participant does hold the shares for more than one year after the exercise of the option. The Company will not be entitled to a corresponding deduction for the capital gain or loss.

o If the participant holds the shares of Common Stock acquired upon exercise of an incentive stock option for one year after the option is exercised and two years after the option is granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price. The Company will not be entitled to a corresponding deduction for the capital gain or loss.

o If a participant exercises a non-qualified stock option, he or she will recognize ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares of Common Stock acquired pursuant to the exercise. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the option. When the participant sells the shares acquired upon exercise of a non-qualified stock option, he or she will recognize a capital gain or loss equal to the amount of any appreciation or depreciation in value of the shares from the time of exercise. The Company will not be entitled to a corresponding deduction for the capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after the exercise of the option and long-term if the participant does hold the shares for more than one year after the exercise of the option.

     Under Code Section 162(m) of the Code, in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, and income from stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Employee Plan has been structured with the intent that options granted under the Employee Plan may meet the requirements for "performance-based" compensation under Code Section 162(m).

Options Under the Employee Plan

     As of the date of this proxy statement, no options have been granted under the 2003 Employee Stock Option Plan.

Securities Authorized For Issuance Under Equity Compensation Plans

     The following table sets forth certain information with respect to the Company's equity compensation plans (all of which were approved by the Company's shareholders except as noted below) as of December 31, 2002:

                                                 Equity Compensation Plan Information


                                                                             Weighted-Average       Number of Securities
                                               Number of Securities to       Exercise Price of      Remaining Available
                                               be Issued Upon Exercise         Outstanding          for Future Issuance
Equity compensation plans approved by the      of Outstanding Options,       Options, Warrants         Under Equity
Company's shareholders:                         Warrants and Rights             and Rights          Compensation Plans (1)
-------------------------                     ------------------------       ------------------     ----------------------
O'Reilly Automotive, Inc. 1993 Employee
Stock Option Plan (2)...................             3,532,565                    $22.75                  1,181,400

O'Reilly Automotive, Inc. 1993 Director
Stock Option Plan.......................                80,000                    $23.17                     80,000

O'Reilly Automotive, Inc. Performance
Incentive Plan..........................                     0                    $    0                    367,865
O'Reilly Automotive, Inc. Stock Purchase
Plan....................................                     0                    $    0                    260,728
                                               -------------------------- -- -------------------- -- -----------------------
     Total..............................             3,612,565                    $22.78                  1,889,993
                                               ==========================    ====================    =======================

_______

(1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2) The plan was amended in May 2001 by the Company's Board of Directors to increase the number of authorized shares by two million shares. The amendment was not approved by the Company's shareholders.


Approval of the Employee Plan

     Approval of The Employee Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote on the matter at the Meeting.

The Board of Directors recommends that you vote "FOR" approval of the O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan.


             PROPOSAL 3 - APPROVAL OF THE O'REILLY AUTOMOTIVE, INC.
                         2003 DIRECTOR STOCK OPTION PLAN

     The Company's Board of Directors is submitting for shareholder approval the O'Reilly Automotive, Inc., 2003 Director Stock Option Plan (the "Director Plan"), approved and adopted by the Board of Directors on February 13, 2003.

Purposes Of the Director Plan

     The principal purposes of the Director Plan are to provide further inducement to qualified persons to become and remain directors of the Company and to increase the proprietary interest of the Company's directors in the business of the Company, thereby furthering the interest of the Company and its shareholders. This plan is replacing the 1993 Director Stock Option Plan that is to expire in 2003. The features of both plans are the same in all material respects.

Summary Of the Director Plan

     The principal features of the Director Plan are summarized below, but the summary is qualified in its entirety by reference to the Director Plan itself, which is included as Appendix C.

     Shares Available to be Issued under the Director Plan. Under the Director Plan, an aggregate of 200,000 shares of Common Stock, plus any shares that may be available under the 1993 Director Stock Option Plan upon its expiration, may be issued upon the exercise of options. The shares of Common Stock available under the Director Plan upon exercise of stock options may be either previously authorized and unissued shares or treasury shares. The Director Plan provides for appropriate adjustments in the number and kind of shares subject to the Director Plan and to outstanding grants thereunder in the event of a stock split, stock dividend and certain other types of transactions, including restructurings. If any portion of an option expires or is canceled without having been fully exercised under the Director Plan, the shares that were subject to the unexercised portion of such option will continue to be available for issuance under the Director Plan.

     Administration. The Director Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee consists solely of members of the Board who are "non-employee" directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934. Subject to the provisions of the Director Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Director Plan.

     Eligibility; Awards under the Director Plan. The Director Plan provides for the granting of options to purchase Common Stock to each member of the Board of Directors who is not an employee of the Company. The amount, timing and other material terms of the options are fixed under the Director Plan. Each non-employee director who is serving on the Board of Directors as of the date immediately following the 2003 Annual Meeting of Shareholders will receive an option to purchase 10,000 shares of Common Stock. On the date following each annual meeting of shareholders, each non-employee director then serving on the Board will receive an option to purchase 10,000 shares of Common Stock. The exercise price of each option granted under the Director Plan will be equal to the fair market value of the underlying shares as of the grant date of such option. The ordinary term of each option granted under the Director plan is seven years, but the option may terminate sooner if the non-employee director ceases to serve on the Board. The Director Plan also permits additional options to be granted from time to time upon approval by the full Board.

     Payment for Shares. The exercise price for all options and the tax required to be withheld upon exercise (a) may be paid in full in cash at the time of exercise, (b) may be paid, with the approval of the Committee, in whole or in part in Common Stock owned by the director or issuable to the director upon exercise of an option and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased plus the tax required to be withheld, or, (c) may be paid, with the approval of the Committee, pursuant to a cashless exercise procedure. However, in no event will an director be allowed to exercise an option with a loan from the Company if it is prohibited by law. The Committee may also authorize a combination of these forms of consideration.

     Amendment and Termination. Generally, the Board of Directors may, at any time amend or terminate the Director Plan without approval of the participants or the Company's shareholders. However, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding option without the consent of the holder of the option, adopt an amendment requiring shareholder approval in order to meet the requirements of Rule 16b-3 or amend the amount, price and timing of awards more than once every six months except to comply with certain changes in law.

     Change in Control. In the event of a dissolution or liquidation of the Company, or a merger or consolidation of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Director Plan shall terminate on the day before the consummation of the transaction. In this situation, the Committee may accelerate the time in which any options granted under the Director Plan may be exercised. The Director Plan will not terminate, however, if the successor entity provides for such options in writing in a manner acceptable to the Committee.

     Miscellaneous. The options are exercisable immediately upon grant and continue to be exercisable for a period of time following the retirement, death or disability of the director. Options granted under the Director Plan may not be assigned or transferred by the director, except for transfer to beneficiaries designated in accordance with the individual agreements embodying the awards.

Federal Income Tax Consequences

     The Company has been advised that the following are the federal income tax consequences of the Director Plan. The granting of an option in accordance with the terms of the Director Plan will not result in taxable income to the non-employee director or a deduction in computing the income tax of the Company. Upon exercise of an option, the excess of the fair market value of the shares acquired over the exercise price is (a) taxable to the non-employee director as ordinary income and (b) generally deductible in computing the Company's income tax.

Options Under the Director Plan

     As of the date of this proxy statement, no options have been granted under the Director Plan.

Approval of the Director Plan

     Approval of the Director Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote on the matter at the Meeting.

The Board of Directors recommends that you vote "FOR" approval of the O'Reilly Automotive, Inc. 2003 Director Stock Option Plan.

         PROPOSAL 4 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Ernst & Young LLP has audited our financial statements since 1993. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Neither our Bylaws nor our other governing documents or law require shareholder ratification of the selection of Ernst & Young LLP as our independent auditors. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

Fees Paid to Independent Auditors

     The following is a summary of fees billed by Ernst & Young LLP for audit and other professional services during the year ended December 31, 2002:

                                                                            2002             2001
                                                                        ------------    ------------
Audit Fees:
Consists of fees and expenses billed for the audit of O'Reilly's
Consolidated financial statements for such year and for the
  review of O'Reilly's quarterly reports on Form 10-Q...............    $   212,000     $   207,000

Financial Information Systems Design and Implementation Fees:
There were no financial information systems design and
  implementation services provided to the Company in fiscal 2002....    $         0     $         0

All Other Fees:

Tax Advisory
Consists of fees billed for tax advisory services, including
  compliance and planning..........................................     $    323,500    $   226,000

Audit Related
Consists of fees and expenses billed for the annual audit of the
 Company's employee benefit plan and the due diligence in
 connection with acquisitions related services, merger and
 acquisition related services, and employee benefit plan audits....     $      8,500    $    25,500

Total All Other Fees...............................................     $    332,000    $   251,500

Total All Fees.....................................................     $    544,000    $   458,500


    The Audit Committee, after review and discussion with Ernst & Young LLP of the preceding information, determined that the provision of these services was compatible with maintaining Ernst & Young LLP's independence.

Ratification of Independent Auditors

     The affirmative vote of the holders of a majority of the votes attached to the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP.

The Board of Directors recommends that you vote "FOR" the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003.

                          ANNUAL SHAREHOLDERS' REPORT

     The Annual Shareholders' Report of the Company for fiscal 2002 containing, among other things, audited consolidated financial statements of the Company, accompanies this Proxy Statement.

                       FUTURE PROPOSALS OF SHAREHOLDERS

     Shareholder proposals intended to be presented at the year 2004 Annual Meeting and included in the Company's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 26, 2003. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, the Company's Amended Bylaws require that such proposals must be submitted, not later than February 9, 2004, and not earlier than January 19, 2004.

                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

                                 MISCELLANEOUS

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

     Shareholders are urged to mark, sign, date and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders, sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (417) 862-6708, or send a written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                             ADDITIONAL INFORMATION

     Additional information regarding the Company can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed by the Company with the Securities and Exchange Commission.

     A copy of the Company's Annual Report on Form 10-K for fiscal year (as filed with the Securities and Exchange Commission), including financial statements and financial statement schedules (excluding exhibits), is available to shareholders without charge, upon written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary.

                                             By Order of the Board of Directors


                                             Tricia Headley
                                             Secretary

Springfield, Missouri
March 26, 2003

                                      A-18
                                   APPENDIX A
O'Reilly Automotive, Inc.
Form of Proxy (Proxy Card)

                                     PROXY

                           O'REILLY AUTOMOTIVE, INC.
             Annual Meeting of Shareholders - Tuesday, May 6, 2003

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O'Reilly Automotive, Inc., a Missouri corporation (the "Company"), held by the undersigned on February 28, 2003, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 6, 2003, at 10:00 a.m. Central Time in Springfield, Missouri or at any adjournment or postponement thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowldged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ACTION OR PROPOSAL.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O'REILLY AUTOMOTIVE, INC.

The Board of Directors recommends a vote FOR the following actions or proposals (as described in the accompanying Proxy Statement).

Election of Directors      For     Withold   For All   To withold authority to
                           All       All     Except    vote, mark "For All
                                                       Except" and write the
                                                       nominee's number on the
                                                       line below.
                           ___      ___       ___      _______________________

1.  Proposal to elect Class I Director (three-year term).
    01)  Charles H. O'Reilly, Jr.


Vote On Proposals                              For     Against    Abstain

2. Approval of the 2003 Directors Stock
        Option Plan                            ___       ___        ___

3. Approval of the 2003 Employee Stock
        Option Plan                            ___       ___        ___

4. Approval of Independent Auditors            ___       ___        ___

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

------------------------------------       -----------
Signature [PLEASE SIGN WITHIN BOX]         Date


------------------------------------       -----------
Signature [PLEASE SIGN WITHIN BOX]         Date

APPENDIX B

                            O'REILLY AUTOMOTIVE, INC.
                         2003 EMPLOYEE STOCK OPTION PLAN

I.   Purpose of the Plan.

     The O'Reilly Automotive, Inc. 2003 Employee Stock Option Plan (the "Plan") is intended to provide a means whereby certain key employees of O'Reilly Automotive, Inc., a Missouri corporation (the "Company"), may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may make awards to certain employees in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share (the "Stock"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") that are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

II.  Administration.

(a) Committee Composition. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"). The members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and "outside directors" as defined under
     Section 162(m) of the Code; provided, however, that noncompliance with such qualifications shall not invalidate any grants of Options by the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Committee. If the Committee does not exist, or for any other reason determined by the Board, the Board mat take any action under the Plan that would otherwise be the responsibility of the Committee.

(b)  Committee  Authority.  The Committee  shall have the sole authority to: (i)
     determine the terms and provisions of the Option agreements (the "Agreements") entered into under the Plan; (ii) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion. Further, the Committee shall have authority to grant options and to determine the exercise price of the Stock covered by each Option, the terms and duration of each Option, the key employees to whom, and the times at which, Options shall be granted, whether the Option shall be a Nonqualified Option or an Incentive Stock Option and the number of shares to be covered by each Option. Notwithstanding the foregoing, the Committee shall not have the authority to make any determination that would be inconsistent with the requirements, restrictions, prohibitions or limitations specified in the Plan.

(c) Day-to-Day Administration. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

III. Shares Subject to the Plan.

     The aggregate number of shares that may be issued under the Plan shall not exceed 4,000,000 shares of Stock plus all shares authorized under the 1993 Employee Stock Option Plan not covered by an option on the date such plan expires. No more than 1,000,000 shares of Stock may be subject to Options that are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Code) granted to any one individual during any calendar year, regardless of when such shares are deliverable. The shares of Stock issuable under the Plan may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares that remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Options. If any Option, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares that may be issued under Options granted under the Plan and any maximums set forth in this Plan shall be subject to adjustment as provided in Article V hereof. The issuance of Stock pursuant to the exercise of an Option shall result in a decrease in the number of shares of Stock that may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or cancelled.

IV. Grants of Options.

(a)  Type and  Number.  Options  granted  under  the Plan  shall be of such type
     (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, May 6, 2013, to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to herein as the "Grant Date."

(b) Option Agreement. Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the terms and conditions set forth in this Section IV and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. Each Agreement shall state the total number of shares of Stock that are subject to the Option. References herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements.

(c)  Persons Eligible to Receive Options.

     (i) Only key employees of the Company or its subsidiaries shall be eligible to receive Options under the Plan. In granting Options to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

     (ii) Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights granted by other corporations (the "Acquired Corporation") to their employees who become key employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the Acquired Corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of all or substantially all of the assets of the Acquired Corporation or the acquisition by the Company or a subsidiary of stock of the Acquired corporation.

(d)  Exercise Price.

     (i) The exercise price of each share of Stock covered by each Option ("Exercise Price") shall not be less than one hundred percent (100%) of the Market Value Per Share (as defined below) of the Stock on the date the Option is granted; provided, however, if and when an Incentive Stock Option is granted and the employee receiving the Incentive Stock Option owns or will be considered to own by reason of
          Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Shareholder"), the Exercise Price of the Stock covered by such Incentive Stock Option shall not be less than one hundred and ten percent (110%) of the Market Value Per Share of the Stock on the Grant Date of the Incentive Stock Option.

     (ii) "Market Value Per Share" of the Stock shall mean: (A) if the Stock is not publicly traded, the amount determined by the Committee on the date of the grant of the Option; (B) if the Stock is traded only otherwise than on a securities exchange and is not quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the closing quoted selling price of the Stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau; (C) if the Stock is traded only otherwise than on a securities exchange and is quoted on NASDAQ, the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; or (D) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal.

(e)  Exercisability of Options.

     (i) An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, making the exercisability thereof contingent upon the achievement of specific goals. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option.

     (ii) The Committee at any time: (A) may accelerate the time at which any Option granted hereunder is exercisable or otherwise vary the terms of an Option, notwithstanding the fact that such variance may cause the Option to be treated as a Nonqualified Option; (B) in the case of a Nonqualified Option, may permit the transferability of such Option and may remove any restrictions or conditions to which a Nonqualified Option is subject; and (C) subject to the consent of the optionee, may convert an outstanding Incentive Stock Option to a Nonqualified Option if it deems such conversion to be in the best interest of the optionee.

     (iii)No Option shall be exercisable (and any attempted exercise shall be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Act, unless the optionee pays the Company the amount of such "short-swing profits" at the time of the exercise of the Option.

     (iv) To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess portion of such Incentive Stock Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).


(f)  Method of Exercise and Payment of Exercise Price.

     (i) Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full of the Exercise Price relating to the shares with respect to which the Option is so exercised.

     (ii) The full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (A) in cash or by check payable and acceptable to the Company; (B) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised, provided that such shares shall have been then owned by the optionee for a period of at least six months prior to such exercise, and by paying any remaining amount of the Exercise Price as provided in (A) above; or (C) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale; provided, however, that in the case of an Incentive Stock Option, (B) and (C) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause (B) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

     (iii)Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange, the NASDAQ or similar entity. If the employee fails to timely accept delivery of and pay for the shares specified in such notice, the Committee shall have the right to terminate the Option with respect to such shares.

(g)  Term.

     (i) The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or any Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Shareholder) from the Grant Date or, if earlier, the date specified in the Agreement.

     (ii) In the event an individual's employment with the Company and its subsidiaries shall terminate for reasons other than: (i) retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries ("Retirement"); (ii) permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) death, the individual's Options shall terminate as of the date of such termination of employment and shall not be exercisable to any extent as of and after such time.

     (iii)If any termination of employment is due to Retirement or permanent disability, the individual shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Stock Options) following such termination of employment, but only to the extent that the Option was exercisable immediately prior to such termination of employment. Notwithstanding any other provision contained in the Plan or the Agreements, if the termination of employment is due to retirement, and such retiring individual at the time of his or her retirement (A) is at least fifty-five (55) years of age, and (B) the sum of the individual's age and years of service to the Company is equal to or greater than eighty (80) years, then all outstanding options granted to such retiring individual shall automatically become immediately exercisable within such 12-month period (three month period in the case of Options that are Incentive Stock Options).

     (iv) Whether any termination of employment is due to Retirement or permanent disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

     (v) If an individual shall die while entitled to exercise an Option, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death.

     (vi) The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

V. Corporate Transactions and Adjustment.

(a) Effect on Corporate Actions. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) Adjustment. The shares with respect to which Options may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan and any maximums set forth in Section III hereof, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate Exercise Price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

(c) No Adjustment Upon Issuance of Securities. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share with respect to outstanding Options.

(d) Final Determination. Adjustments under this Section shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

(e) Automatic Termination of Plan and Options. Notwithstanding anything to the contrary contained in this Section V, upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or (iii) a sale of substantially all of the assets of the Company, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Committee shall have the right, but not the obligation, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Committee, for: (A) the continuance of the Plan and assumption of outstanding Options, (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price or (C) other treatment of the Options acceptable to the Committee. The Committee shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

VI. Term of Plan.

          No Option shall be granted pursuant to the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board of the Company or the date of approval by the Company's shareholders. Notwithstanding the foregoing, if a longer term is permitted with respect to the duration of an incentive stock option plan under law, the Board may extend the term of this Plan to a term not to exceed the longest term permitted with respect to an incentive stock option plan.

VII. Amendment and Termination of Plan.

(a) Authority to Amend and Terminate. The Board may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would (i) materially increase or decrease the benefits accruing to participants under the Plan; (ii) increase or decrease the number of shares of Stock which may be issued under the Plan, except as permitted under the provisions of Section V above; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

(b) Consent of Optionholder Required. Subject to the provisions in Section V above, no amendment, suspension or termination of this Plan shall, without the consent of the optionee, alter or impair any rights or obligations under any Option granted to such optionee under the Plan.

VIII. Effective Date of Plan.

     The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

IX. Preemption by Applicable Laws and Regulations.

     Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the optionee (or the optionee's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.

X.       Miscellaneous.

(a) Taxes and Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the optionee, through the surrender of shares of Stock that the optionee already owns, or through the surrender of shares of Stock to which the optionee is otherwise entitled under the Plan.

(b) No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any optionee the right to continue in the employ of the Company or any of its subsidiaries.

(c) Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

(d) No Rights as a Shareholder. An optionee shall have no rights as a shareholder with respect to shares covered by such optionee's Option until the date of the issuance of shares to the optionee upon the optionee's exercise of the Option. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

(e) No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any optionee, such optionee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person. Any optionee shall have only a contractual right to shares of Stock as set forth in the Agreement, unsecured by any assets of the Company or any subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any subsidiary shall be sufficient to pay any benefits to any person.

(f) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No optionee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

(g) Limitations on Transfer. Except as designated by the optionee by will or by the laws of descent and distribution, neither an optionee nor an optionee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such optionee's or beneficiary's interest arising under the Plan or any Option received under the Plan, nor shall such interest be subject to seizure for the payment of an Optionee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an optionee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Option.

(h) Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

(i) Elections in Writing. Unless otherwise specified herein, each election required or permitted to be made by any optionee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

(j) Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Missouri without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

                                   APPENDIX C

                           O'REILLY AUTOMOTIVE, INC.
                        2003 DIRECTOR STOCK OPTION PLAN

I. Establishment and Purpose.

     O'Reilly Automotive, Inc. hereby establishes a stock option plan to be named the 2003 O'Reilly Automotive, Inc. Director Stock Option Plan. The purpose of the Plan is to provide (a) further inducement to qualified persons to become and remain Eligible Directors of the Company, and (b) additional incentive to Eligible Directors of the Company by encouraging them to acquire shares of Stock upon the exercise of Options granted hereunder in return for services rendered by them to the Company, thereby increasing such Eligible Directors' proprietary interest in the business of the Company; thereby furthering the interest of the Company and its shareholders.

II. Definitions.

(a) "Act" means the Securities and Exchange Act of 1934, as amended from time to time.

(b)  "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

(d) "Committee" means the Committee of the Board consisting of not less than two members of the Board as the Board may appoint.

(e) "Company" means O'Reilly Automotive, Inc., a corporation organized and existing under the laws of the State of Missouri.

(f) "Eligible Director" means a director of the Company who is not otherwise an officer or employee of the Company or of any subsidiary thereof.

(g) "Fair Market Value" of the Stock shall mean: (A) if the Stock is not publicly traded, the amount determined by the Committee on the date of the grant of the Option; (B) if the Stock is not traded on a securities exchange and not quoted on the NASDAQ, the closing quoted selling price of the Stock on the date of grant of the Option as quoted in "pink sheets" published by the National Daily Quotation Bureau; (C) if the Stock is not traded on a securities exchange but is quoted on the NASDAQ, the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; or (D) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal.

(h)  "Option" means an option granted under this Plan to acquire Stock.

(i)  "Optionee" means the person to whom an Option is granted.

(j) "Option Agreement" means an agreement issued to each Eligible Director with respect to each Option.

(k) "Option Date" means the date as of which an Option is granted, which shall be the first business day after the annual meeting of Shareholders of the Company .

(l) "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

(m)  "Plan" means the 2003 O'Reilly Automotive, Inc. Director Stock Option Plan.

(n) "Post-Death Representative(s)" means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by the Optionee's will or the laws of the descent and distribution.

(o) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time, or any successor rule.

(p) "Stock" means authorized and unissued shares of $0.01 per value common stock of the Company or reacquired shares of such common stock held in its treasury.

III. Administration.

(a) The Plan shall be administered by the Committee. The members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 Act, provided, however, that noncompliance with such qualifications shall not invalidate any grants of Options by the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Committee. If the Committee does not exist, or for any other reason determined by the Board, the Board mat take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Subject to and not inconsistent with the express provisions of the Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. Without limiting the generality of the foregoing, the Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limitation, any rules that the Committee determines are necessary or appropriate to ensure that the Company and the Plan will be able to comply with all applicable provisions of any applicable federal, state or local law. All interpretations, determinations and actions by the Committee will be final and binding upon all persons, including the Company, Eligible Directors and Optionees.

IV. Shares Subject to the Plan.

(a) Subject to the provisions of Section 10 hereof, the Stock which may be issued pursuant to the exercise of Options granted under the Plan shall not exceed in the aggregate 200,000 shares of Stock, plus all shares authorized under the 1993 Director Stock Option Plan not covered by an option on the date such plan expires.

(b) At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to the total number of share then issuable pursuant to all such Option grants which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.

(c) If an Option terminates, in whole or in part, by expiration or for any other reason except exercise of such Option, the shares previously reserved for issuance upon grant of the Option shall again be available for issuance as if such shares had never been subject to an Option.

V. Granting of Options.

(a) Each person who is an Eligible Director on the Option Date shall receive Options to acquire 10,000 shares of Stock at a per share purchase price equal to the per share Fair Market Value of the Stock on the Option Date, provided, however, that no grant shall be made to any Eligible Director who is first elected a director of the Company at the annual meeting of the shareholders immediately preceding the Board meeting on the Option Date.

(b) Each Eligible Director may also be granted Options from time to time upon approval by the full Board.

(c) All Options granted under the Plan shall be granted as of an Option Date. Promptly after each Option Date, the Company shall notify the Optionee of the grant of the Option, and shall hand deliver or mail to the Optionee an Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute and return the Option Agreement within thirty days after the Option Date. If the Optionee shall fail to execute and return the written Option Agreement within said thirty-day period, his or her Option shall be automatically terminated, except that if the Optionee dies within said thirty-day period, such Option Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

(d) Options granted under the Plan will not be incentive stock options within the meaning of Section 422 of the Code.

VI. Terms of Options.

Notwithstanding any other provision of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

(a) The option price for each share of Stock covered by an Option shall be an amount equal to 100% of the Fair Market Value of a share of Stock on the Option Date of such Option.

(b) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or regulations thereunder. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

(c) The Option by its terms shall be immediately exercisable as to any or all shares and may be exercised at any time and from time to time.

(d) Each Option granted under the Plan and all unexercised rights thereunder shall expire automatically upon the earlier of (i) the date on which an Optionee ceases to hold office as a director of the Company for any reason other than retirement, death or disability, (ii) the date that is three months following the effective date of the Optionee's retirement from service on the Board, (iii) the date that is one year following the date on which the Optionee's service on the Board of Directors of the Company ceases due to death or disability, and (iv) the seventh anniversary date of the Option date.

VII. No Right to Remain a Director.

The grant of an Option shall not create any right in any person to remain as a director of the Company.

VIII. Exercise of Options.

(a) An Option may be exercised in whole or in part except as otherwise may be provided in the Option Agreement, by giving written notice to the Company stating the number of shares of Stock for which the Option is being exercised, accompanied by payment in full of the aggregate purchase price for the shares of Stock being purchased. Payment of the aggregate purchase price for the shares of Stock may be made (i) in cash or by check payable and acceptable to the Company for the full amount of the purchase price of the shares with respect to which the Option is exercised, (ii) subject to the approval of the Committee, upon delivery to the Company on the exercise date of certificates representing shares of Stock, owned by the Optionee for longer than six months and registered in the Optionee's name, having a Fair Market Value on the date of such exercise and delivery equal to the full amount of the purchase price of the shares with respect to which the Option is exercised, (iii) at the Optionee's written request and subject to the approval of the Committee and to such instructions as the Committee may specify, in accordance with a cashless exercise program pursuant to which the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the Optionee, provided that the Optionee has irrevocably instructed such broker to remit directly to the Company on the Optionee's behalf the full amount of such purchase price from the proceeds of such sale, or (iv) a combination of (i) and (ii) that collectively equals the full amount of the purchase price of the shares with respect to which the Option is exercised.

(b) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock subject to his or her Option until shares of Stock are issued to him or her upon the exercise of his or her Option.

IX. General Provisions.

The Company shall not be required to issue or deliver any certificate for shares of Stock to an Optionee upon the exercise of his or her Option:

(a) Prior to (i) if requested by the Company, the filing with the Company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise that it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares of Stock under any state or federal securities laws or rulings or regulations of any governmental regulatory body which the Company shall determine to be necessary or advisable; and

(b) Unless such issuance or delivery would comply with all applicable laws and the applicable requirements of any securities exchange, the NASDAQ or similar entity.

X. Adjustment Provisions.

(a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company for any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) The shares with respect to which Options may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, number of shares of Stock subject to the Plan as provided in
     Section 4  hereof,  and the  shares  of Stock  subject  to  issuance  under outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

(c) Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the purchase price per share with respect to outstanding Options.

(d) Adjustments under this Section 10 be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

(e) Notwithstanding anything to the contrary contained in this Section 10, upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, or
     (iii) a sale of substantially all of the assets of the Company, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Committee shall have the right, but not the obligation, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Committee, for: (A) the continuance of the Plan and assumption of outstanding Options, (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price, or (C) other treatment of the Options acceptable to the Committee. The Committee shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

XI. Duration, Amendment and Termination.

(a) The Board may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the shareholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that no amendment requiring shareholder approval in order to meet the requirements of Rule 16b-3 shall be effective unless such shareholder approval is obtained, and provided, further that the provisions relating to eligible persons, the amount and price of awards and the timing of awards may not be amended more than once every six months except to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, or the rules thereunder. (b) The period during which Options may be granted under the Plan shall terminate on May 6, 2013, unless the Plan earlier shall have been terminated as provided above.

XII. Withholding.

The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan.

XIII. Shareholder Approval.

The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.